UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2026

IDEAYA Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38915	47-4268251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5000 Shoreline Court, Suite 300

South San Francisco, California 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 443-6209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IDYA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 8, 2026, IDEAYA Biosciences, Inc. (the “Company”) entered into a clinical collaboration agreement with AstraZeneca plc (“AstraZeneca”) to evaluate the efficacy and safety of IDE849, the Company’s investigational, potential first-in-class DLL3 TOP1 antibody-drug conjugate, in combination with AstraZeneca’s Imfinzi® (durvalumab), a programmed death-ligand 1 (PD-L1) inhibitor, in extensive-stage small cell lung cancer (“SCLC”). The Company will sponsor the clinical combination study and AstraZeneca will supply Imfinzi®.

The Company is advancing a multi-site global Phase 1 clinical trial for IDE849 in DLL3 upregulated solid tumor indications, including SCLC, neuroendocrine carcinomas (“NECs”), neuroendocrine tumors (“NETs”), and melanoma. The study will be enrolling patients globally, including in North America, Europe, Australia, South America, and Asia.

DLL3 has been reported to be upregulated in multiple solid tumor types, including in SCLC, NECs, NETs, non-small cell lung cancer, and melanoma, among others. DLL3 has limited extracellular expression in normal tissues, making it a promising potential therapeutic target in these solid tumors, for which there remains significant unmet medical need.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the Company’s beliefs, plans, and expectations, are forward-looking statements. Such statements may be identified by words such as “anticipates,” “believes,” “could,” “expects,” “intends,” “may,” “plans,” “potential,” “will,” and similar expressions or their negatives. Forward-looking statements in this report include, but are not limited to, statements related to (i) the plans for the clinical collaboration agreement with AstraZeneca; (ii) the potential therapeutic benefits of the Company’s therapeutics; and (iii) the timing and content of clinical program updates. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to be materially different from those expressed or implied by such statements, including, among others: the uncertainties inherent in early-stage clinical development; the risk that preclinical or clinical trial results may not be predictive of future results; the risk that clinical trials may not enroll, or proceed as planned; the risk that the Company’s product candidates may not demonstrate sufficient safety or efficacy; risks related to regulatory submissions, approvals, and commercialization; and risks related to the Company’s reliance on third-party collaborators. Investors are cautioned not to place undue reliance on these forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the Company’s Annual Report on Form 10-K dated February 17, 2026 and any current and periodic reports filed or furnished with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEAYA BIOSCIENCES, INC.

Date: April 9, 2026	By:	/s/ Yujiro Hata
Yujiro Hata
President and Chief Executive Officer